                                                                   Exhibit 99.12

                            UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA

NAME:  FOCUS SURGERY, INC., DEBTOR.          CASE NO.   96-41107-N
                                                       --------------

Employer's Tax Identification               CHAPTER 11
    77-0332937                              MONTHLY OPERATING REPORT
                                            (GENERAL BUSINESS CASE)
-----------------------------------------

                             SUMMARY OF FINANCIAL STATUS

MONTH ENDED        Jan-97
              ----------------

    Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($____).


                                                                                           END OF         END OF         AS OF
                                                                                           CURRENT         PRIOR        PETITION
                                                                                            MONTH          MONTH         FILING
                                                                                            -----          -----          -----
ASSET/LIABILITY SUMMARY
 Current Assets (Market Value)                                                             $871,779       $903,652       $502,204
                                                                                        -----------    -----------    -----------
 Total Assets (Market Value)                                                               $871,779       $903,652     $2,162,204
                                                                                        -----------    -----------    -----------
 Current Liabilities                                                                       $155,060       $141,814
                                                                                        -----------    -----------    -----------
 Total Liabilities                                                                         $857,372       $844,126       $831,829
                                                                                        -----------    -----------    -----------

                                                                                                                        PETITION
                                                                                           CURRENT         PRIOR         DATE TO
                                                                                            MONTH          MONTH        MONTH END
                                                                                            -----          -----        ---------
STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
 a. Total Receipts                                                                           $5,006           $431     $1,461,026
                                                                                        -----------    -----------    -----------
 b. Total Disbursements                                                                     $35,250             $0       $858,161
                                                                                        -----------    -----------    -----------
 c. Excess (Deficiency) of Receipts Over Disbursements (a - b)                               ($30,244)          $431       $602,865
                                                                                        -----------    -----------    -----------
 d. Cash Balance Beginning of Month                                                        $646,609       $646,609
                                                                                        -----------    -----------
 e. Cash Balance End of Month (c + d)                                                      $616,365       $647,040
                                                                                        -----------    -----------

                                                                                        RECEIVABLES                   LIABILITIES
                                                                                        -----------                   -----------
POST-PETITION LIABILITIES & RECEIVABLES
 Balance at End of Previous Month                                                                                        $141,814
                                                                                        -----------                   -----------
 Balance at End of Current Month                                                                                         $155,060
                                                                                        -----------                   -----------

PAST DUE POST-PETITION LIABILITIES
 Balance at End of Previous Month (over 30 days)                                                                          $28,662
                                                                                                                      -----------
 Balance at End of Current Month (over 30 days)                                                                           $29,073
                                                                                                                      -----------


                                                                                                           YES            NO
                                                                                                           ---            --
Are all federal, state, and local taxes current? (if no, attach schedule of
unpaid items)                                                                                               X
                                                                                                       -----------    -----------
Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
including date of payment, amount of payment and name of payee)                                                            X
                                                                                                       -----------    -----------
Have any payments been made to officers, insiders, shareholders, relatives?
(if yes, attach listing including date of payment, amount and reason for
payment, and name of payee)                                                                                                X
                                                                                                       -----------    -----------
Have any payments been made to professionals? (if yes, attach listing including
date of payment, amount of payment and name of payee)                                                                      X
                                                                                                       -----------    -----------
If you answered yes to line 7, 8, or 9, were all such payments approved by the court?                      N/A
                                                                                                       -----------    -----------
Is the estate insured for replacement cost of assets and for generally liability?                          X
                                                                                                       -----------   -----------
Are U.S. Trustee quarterly fees current?                                                                    X
                                                                                                       -----------    -----------


I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


Date:    March 6, 1997                       /s/ Rick Redett
         --------------------          ----------------------------------------
                                                       Responsible Individual

                                    BALANCE SHEET
                               (GENERAL BUSINESS CASE)

                  FOR THE MONTH ENDED                  Jan-97
                                                 -----------
                                    ($___________)

   ASSETS

    PETITION DATE
                                                                             FROM SCHEDULES   MARKET VALUE
                                                                             --------------   ------------
    CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                              $ 616,365
                                                                                               ---------
 2       Cash and cash equivalents - restricted
                                                                                               ---------
 3       Accounts receivable (net)                                                  A         $ 248,000
                                                                                               ---------
 4       Inventory                                                                  B         $       0
                                                                                               ---------
 5       Prepaid expenses                                                                      $   4,818
                                                                                               ---------
 6       Other:  Interest receivable
                 --------------------------------------------                                  ---------
 7                Payroll taxes                                                                $   2,596
         ----------------------------------------------------                                  ---------
 8           TOTAL CURRENT ASSETS                                                              $ 871,779
                                                                                               ---------

    PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                                              C         $       0
                                                                                               ---------
10       Machinery and equipment                                                    D         $       0
                                                                                               ---------
11       Furniture and fixtures                                                     D          $       0
                                                                                               ---------
12       Office equipment                                                           D          $       0
                                                                                               ---------
13       Leasehold improvements                                                     D          $       0
                                                                                               ---------
14       Vehicles                                                                   D          $       0
                                                                                               ---------
15       Other:----------------------------------------------                       D
16       ----------------------------------------------------                       D          ---------
17       ----------------------------------------------------                       D          ---------
18       ----------------------------------------------------                       D          ---------
19       ----------------------------------------------------                       D          ---------
                                                                                               ---------
20           TOTAL PROPERTY AND EQUIPMENT                                                      $       0
                                                                                               ---------

    OTHER ASSETS
21       Patents, copyrights, and other intellectual property                                  $       0
         ----------------------------------------------------                                  ---------
22       All technology sold to Takai Hospital in July 1996.
23       ----------------------------------------------------                                  ---------
24       ----------------------------------------------------                                  ---------

25           TOTAL OTHER ASSETS                                                                $       0
                                                                                               ---------
26           TOTAL ASSETS                                                                      $ 871,779
                                                                                               ---------
                                                                                               ---------

    NOTE:
         Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
         -------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------

                                LIABILITIES AND EQUITY
                               (GENERAL BUSINESS CASE)

                                   ($_____________)


    LIABILITIES                                                                  FROM SCHEDULES
      POST-PETITION                                                              --------------

         CURRENT LIABILITIES
27            Salaries and wages                                                                     --------
28            Payroll taxes                                                                          --------
29            Real and personal property taxes                                                       --------
30            Income taxes                                                                           --------
31            Notes payable (short term)                                                             --------
32            Accounts payable (trade)                                                  A            $ 29,073
                                                                                                     --------
33            Real property lease arrearage
34            Personal property lease arrearage                                                      --------
35            Accrued professional fees                                                              $125,986
36            Current portion of long-term debt (due within 12 months)                               --------
37            Other:                   Other accruals                                                --------
                                       ---------------------------------------                       --------
38                 -----------------------------------------------------------                       --------
39                 -----------------------------------------------------------                       --------

40            TOTAL CURRENT LIABILITIES                                                              $155,060
                                                                                                     --------
41       LONG-TERM DEBT, NET OF CURRENT PORTION

42            TOTAL POST-PETITION LIABILITIES                                                        $155,060
                                                                                                     --------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43            Secured claims                                                            E            $115,778
                                                                                                     --------
44            Priority unsecured claims                                                 E            $      0
                                                                                                     --------
45            General unsecured claims                                                  E            $586,534
                                                                                                     --------
46            TOTAL PRE-PETITION LIABILITIES                                                         $702,313
                                                                                                     --------
47            TOTAL LIABILITIES                                                                      $857,372
                                                                                                     --------
    EQUITY (DEFICIT)

48                 -----------------------------------------------------------                       --------
49                 -----------------------------------------------------------                       --------
50                 -----------------------------------------------------------                       --------
51                 -----------------------------------------------------------                       --------
52       Market value adjustment
53            TOTAL EQUITY (DEFICIT)                                                                 $ 14,407
                                                                                                     --------

54            TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $871,779
                                                                                                     --------
                                                                                                     --------


Effective 1/1/95

                                      SCHEDULES
                               (GENERAL BUSINESS CASE)
                                 ($________________)

                                      SCHEDULE A
                           ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                ACCOUNTS        ACCOUNTS PAYABLE         PAST DUE
Receivables and Payables Ageings               RECEIVABLE        [POST PETITION]    POST PETITION DEBT
                                             --------------      ---------------    ------------------
    0 -30 Days                               $            0
                                             --------------       -------------
    31-60 Days                               $            0       $         411
                                             --------------       -------------
    61-90 Days                               $            0       $       1,405      $       29,073
                                             --------------       -------------      --------------
    91+ Days                                 $      248,000       $      27,257
                                             --------------       -------------
    Total accounts receivable/payable        $      248,000       $      29,073
                                             --------------       -------------
                                                                  -------------
    Allowance for doubtful accounts          --------------
    Accounts receivable (net)                $      248,000
                                             --------------
                                             --------------

                                      SCHEDULE B
                             INVENTORY/COST OF GOODS SOLD



TYPES AND AMOUNT OF INVENTORY(IES)                                        COST OF GOODS SOLD
----------------------------------                                        ------------------

                                                          INVENTORY(IES)  Inventory Beginning of Month          -------
                                                            BALANCE AT
                                                           END OF MONTH   Add -
                                                          -------------
Retail/Restaurants -                                                           Net purchases
                                                                                                                 ------
    Product for resale                                        -------          Direct labor
                                                                                                                 ------
                                                                               Manufacturing overhead
                                                                                                                 ------
Distribution -                                                                 Freight in
                                                                                                                 ------
    Product for resale                                        -------          Other:
                                                                               -------------                     ------
                                                                               -------------                     ------
Manufacturer -
    Raw materials                                                  $0
                                                              -------
    Work-in-progress                                               $0     Less -
                                                              -------
    Finished goods                                                 $0          Inventory End of Month
                                                              -------                                            ------
                                                                               Shrinkage
                                                                                                                 ------
Other -                                                                        Personal Use
                                                              -------                                            ------
       Explain
              ----------------------------------------                    Cost of Goods Sold                      $   0
       -----------------------------------------------                                                            -----
                                                                                                                  -----
    TOTAL                                                          $0
                                                              -------
                                                              -------


METHOD OF INVENTORY CONTROL                                     INVENTORY VALUATION METHODS
---------------------------                                     ---------------------------
Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory valuation used.
                             Yes X     No
                                ---      ---
How often do you take a complete physical inventory?            Valuation methods -
                                                                     FIFO cost              X
                                                                                       ------------
    Weekly                                                           LIFO cost
          ----------------------                                                       ------------
    Monthly                                                          Lower of cost or
           ---------------------                                       market               X
    Quarterly                                                                          ------------
             -------------------
    Semi-annually                                                    Retail method
                 ---------------                                                       ------------
    Annually                  X
                             ---
                                                                     Other -
    Date of last physical inventory was          12/31/94              Explain
                                             -----------------         ---------------------------------
    Date of next physical inventory is         not scheduled
                                             -----------------         ---------------------------------


Effective 1/1/95

                                      SCHEDULE C
                                    REAL PROPERTY

DESCRIPTION                                            COST                    MARKET VALUE
-----------                                            ----                    ------------
----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------
    TOTAL                                                    $0                             $0
                                                 ---------------          ---------------------
                                                 ---------------          ---------------------


                                      SCHEDULE D
                               OTHER DEPRECIABLE ASSETS

DESCRIPTION                                            COST                    MARKET VALUE
-----------                                            ----                    ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition
----------------------------------------         ---------------          ---------------------
filing - All equipment sold to                                $0                             $0
----------------------------------------         ---------------          ---------------------
Takai Hospital in July 1996.
----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------
    TOTAL                                                     $0                             $0
                                                 ---------------          ---------------------
                                                 ---------------          ---------------------

FURNITURE & FIXTURES -

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------
    TOTAL                                                     $0                             $0
                                                 ---------------          ---------------------
                                                 ---------------          ---------------------

OFFICE EQUIPMENT -
See listing attached to original petition
----------------------------------------         ---------------          ---------------------
filing - All equipment sold to
----------------------------------------         ---------------          ---------------------
Takai Hospital in July 1996.
----------------------------------------         ---------------          ---------------------
    TOTAL                                                     $0                             $0
                                                 ---------------          ---------------------
                                                 ---------------          ---------------------

LEASEHOLD IMPROVEMENTS -
None - the Company does not currently
----------------------------------------         ---------------          ---------------------
lease facilities                                                                             $0
----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------
    TOTAL                                                     $0                             $0
                                                 ---------------          ---------------------
                                                 ---------------          ---------------------

VEHICLES -
None
----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------

----------------------------------------         ---------------          ---------------------
    TOTAL                                                     $0                             $0
                                                 ---------------          ---------------------
                                                 ---------------          ---------------------


                                      SCHEDULE E
                               PRE-PETITION LIABILITIES

                                                                           CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                 AMOUNT       AMOUNT  (B)
-------------------------------------------                               --------       -----------
    Secured claims  (a)                                                   $115,778
    Priority claims other than taxes                                            $0
    Priority tax claims                                                         $0
    General unsecured claims                                              $586,534


    (a)  List total amount of claims even if under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                      SCHEDULE F
                              RENTAL INCOME INFORMATION
                      Not Applicable to General Business Cases.


Effective 1/1/95

                               STATEMENT OF OPERATIONS
                               (GENERAL BUSINESS CASE)

                                 FOR THE MONTH ENDED    Jan-97
                                                    --------------
                                   $ ____________


          CURRENT MONTH
-----------------------------                                                                  CUMULATIVE         NEXT MONTH
  ACTUAL   FORECAST  VARIANCE                                                                (CASE TO DATE)        FORECAST
  ------   --------  --------                                                                --------------        --------


                                            REVENUES
 $      0            $      0         1          Gross Sales
 --------  --------  --------                                                                 ----------           ---------
 $      0            $      0         2          less: Sales Returns & Allowances
 --------  --------  --------                                                                 ----------           ---------
 $      0  $      0  $      0         3          Net Sales                                                         $       0
 --------  --------  --------                                                                 ----------           ---------
 $      0            $      0         4          less: Cost of Goods Sold   (Schedule 'B')
 --------  --------  --------                                                                 ----------           ---------
 $      0  $      0  $      0         5          Gross Profit                                                      $       0
 --------  --------  --------                                                                 ----------           ---------
                     $      0         6          Interest
 --------  --------  --------                                                                 ----------           ---------
                                      7          Other Income:
                     $      0         8          Other income                                 $      565
 --------  --------  --------                    ---------------------------------            ----------           ---------
                     $      0         9
 --------  --------  --------                    ---------------------------------            ----------           ---------
 $      0  $      0  $      0        10              TOTAL REVENUES                           $      565           $       0
 --------  --------  --------                                                                 ----------           ---------

                                            EXPENSES
                     $      0        11          Compensation to Owner(s)/Officer(s)
 --------  --------  --------                                                                 ----------           ---------
                     $      0        12          Salaries/Commissions
 --------  --------  --------                                                                 ----------           ---------
                     $      0        13          Management Fees
 --------  --------  --------                                                                 ----------           ---------
           $      0  $      0        14          Depreciation                                 $  368,860           $       0
 --------  --------  --------                                                                 ----------           ---------
                     $      0        15          Taxes:
 --------  --------  --------                                                                 ----------           ---------
                     $      0        16              Employer Payroll Taxes
 --------  --------  --------                                                                 ----------           ---------
                     $      0        17              Real Property Taxes
 --------  --------  --------                                                                 ----------           ---------
                     $      0        18              Other Taxes
 --------  --------  --------                                                                 ----------           ---------
                     $      0        19          Other Selling
 --------  --------  --------                                                                 ----------           ---------
           $  1,000  $  1,000        20          Other Administrative                         $   22,388           $   1,000
 --------  --------  --------                                                                 ----------           ---------
                     $      0        21          Interest
 --------  --------  --------                                                                 ----------           ---------
                                     22          Other Expenses:
           --------                                                                           ----------           ---------
                     $      0        23          Writedown of receivables and other           $   23,406
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        24
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        25
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        26
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        27
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        28
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        29
 --------  --------  --------                    ------------------------------------         ----------           ---------
                     $      0        30
 --------  --------  --------                    ------------------------------------         ----------           ---------

 $      0  $  1,000  $  1,000        31              TOTAL EXPENSES                           $  414,654           $   1,000
 --------  --------  --------                                                                 ----------           ---------

 $      0   ($1,000) $  1,000        32     SUBTOTAL                                           ($414,089)            ($1,000)
 --------  --------  --------                                                                 ----------           ---------

                                            REORGANIZATION ITEMS
 $ 13,365  $ 10,000   ($3,365)       33          Professional Fees                            $  197,915           $  10,000
 --------  --------  --------                                                                 ----------           ---------
                     $      0        34          Provisions for Rejected Executory
 --------  --------  --------                         Contracts                               ----------           ---------
                                                 Interest Earned on Accumulated Cash
  ($3,575)  ($1,000) $  2,575        35              Resulting from Chp 11 Case                   (9,656)            ($1,000)
 --------  --------  --------                                                                 ----------           ---------
                     $      0        36          Loss from Sale of Equipment,                 $  450,000
 --------  --------  --------                        Inventory and Patents                    ----------           ---------
 $    250               ($250)       37          Miscellaneous                                $   14,338
 --------  --------  --------                                                                 ----------           ---------
 $ 35,000            ($35,000)       38          Settlements (with McNulty and Tanaka)        $  642,500
 --------  --------  --------                                                                 ----------           ---------
 $ 45,040  $  9,000  ($36,040)       39              TOTAL REORGANIZATION ITEMS               $1,295,097           $   9,000
 --------  --------  --------                                                                 ----------           ---------
 ($45,040) ($10,000) ($35,040)       40     NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($1,709,186)           ($10,000)
 --------  --------  --------                                                                 ----------           ---------
                     $      0        41          Federal & State Income Taxes
 --------  --------  --------                                                                 ----------           ---------
 ($45,040) ($10,000) ($35,040)       42     NET PROFIT (LOSS)                                ($1,709,186)           ($10,000)
 --------  --------  --------                                                                 ----------           ---------
 --------  --------  --------                                                                 ----------           ---------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

We received interest on the trust account greater than previously estimated.
----------------------------------------------------------------------------------------------------------------------------
The Court approved a settlement agreement with McNulty Consulting Group and
----------------------------------------------------------------------------------------------------------------------------
Tanaka International Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------




Effective 1/1/95

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                          (General Business Case)
                    For The Month Ended         Jan-97
                                       -----------------------




Cash Balance Beginning of Month                               $646,609
                                                          ------------
                                                          ------------
Cash Receipts (1)                                             $  5,006
                                                          ------------
Cash Disbursements (1)                                        $ 35,250
                                                          ------------
Excess (Deficiency) of Receipts Over Disbursements            $(30,244)
                                                          ------------
Cash Balance End of Month                                     $616,365
                                                          ------------
                                                          ------------


RECAPITULATAION OF FUNDS HELD AT END OF MONTH

                                  ACCOUNT 1          ACCOUNT 2         ACCOUNT 3
                             ------------------ ------------------ ------------------

Bank                        Silicon Valley Bank     Merrill Lynch      Trust acct -
                          ----------------------- ------------------ ------------------
Account Type                     Checking             Checking        Murray & Murray
                          ----------------------- ------------------ ------------------
Account No.                     3300023699            233-07K66
                          ----------------------- ------------------ ------------------
Account Purpose           General operating acct.    Investment
                          ----------------------- ------------------ ------------------
Balance, End of Month                  ($14,624)              $71             $445,730
                          ----------------------- ------------------ ------------------


                                  ACCOUNT 4          ACCOUNT 5         ACCOUNT 6
                          ----------------------- ------------------ ------------------
Bank                        Silicon Valley Bank
                          ----------------------- ------------------ ------------------
Account Type                    Checking
                          ----------------------- ------------------ ------------------
Account No.                    3300023699
                          ----------------------- ------------------ ------------------
Account Purpose               Money Market
                          ----------------------- ------------------ ------------------
Balance, End of Month                 $185,188
                          ----------------------- ------------------ ------------------
Total Funds on Hand
for all Accounts                      $616,365
                          -----------------------
                          -----------------------

1) Excluding bank transfers between your accounts.



Effective 1/1/95